                                                                   EXHIBIT 99.13

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

                                                     COLLECTION PERIOD        13
SERVICER REPORT DATE:  10-Nov-00                     BEGINNING:         1-Oct-00
DISTRIBUTION DATE:  15-Nov-00                        ENDING:           31-Oct-00

                         ORIG PRINCIPAL     BEG PRINCIPAL       PRINCIPAL        INTEREST             TOTAL        END PRINCIPAL
                            BALANCE            BALANCE         DISTRIBUTION    DISTRIBUTION (*)    DISTRIBUTION       BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
       CLASS A-1 NOTES  $ 125,000,000.00  $           0.00                  -  $           0.00                -  $            0.00
       CLASS A-2 NOTES  $ 314,000,000.00  $ 158,571,576.06   $  22,059,964.81  $     864,215.09    22,924,179.90  $  136,511,611.25
       CLASS A-3 NOTES  $ 196,000,000.00  $ 196,000,000.00   $           0.00  $   1,102,500.00     1,102,500.00  $  196,000,000.00
       CLASS A-4 NOTES  $ 151,800,000.00  $ 151,800,000.00   $           0.00  $     877,910.00       877,910.00  $  151,800,000.00
-----------------------------------------------------------------------------------------------------------------------------------
         NOTE TOTALS    $ 786,800,000.00  $ 506,371,576.06   $  22,059,964.81  $   2,844,625.09  $ 24,904,589.90  $  484,311,611.25
-----------------------------------------------------------------------------------------------------------------------------------

                          FACTOR INFORMATION PER $1,000

                                PRINCIPAL         INTEREST        END PRINCIPAL
                               DISTRIBUTION     DISTRIBUTION         BALANCE
--------------------------------------------------------------------------------
       CLASS A-1 NOTES                    -                -                   -
       CLASS A-2 NOTES          70.25466500       2.75227736        434.75035430
       CLASS A-3 NOTES                    -       5.62500000      1,000.00000000
       CLASS A-4 NOTES                    -       5.78333333      1,000.00000000
--------------------------------------------------------------------------------
         NOTE TOTALS            70.25466500      14.16061069      2,434.75035430
--------------------------------------------------------------------------------

IF THERE ARE ANY QUESTIONS OR COMMENTS, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW

Simon Gomez
AutoNation, Inc.
110 SE 6th Street, 16th Floor
Ft. Lauderdale, FL 33301
954 769-7307

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

                                                     COLLECTION PERIOD        13
SERVICER RPT DATE:  10-Nov-00                        BEGINNING:         1-Oct-00
DISTRIBUTION DATE:  15-Nov-00                        ENDING:           31-Oct-00

       I. Note Distributable Amounts

                  Principal          Interest           Total        Prin(per$1000/orig)   Int(per$1000/orig)   Total(per$1000/orig)
    -------------------------------------------------------------------------------------------------------------------------------
    CLASS A-1  $              -  $              -  $              -  $                  -  $                 -  $                 -
    CLASS A-2  $  22,059,964.81  $     864,215.09  $  22,924,179.90  $        70.25466500  $        2.75227736  $       73.00694236
    CLASS A-3  $              -  $   1,102,500.00  $   1,102,500.00  $                  -  $        5.62500000  $        5.62500000
    CLASS A-4  $              -  $     877,910.00  $     877,910.00  $                  -  $        5.78333333  $        5.78333333
    -------------------------------------------------------------------------------------------------------------------------------
      TOTAL    $  22,059,964.81  $   2,844,625.09  $  24,904,589.90  $        70.25466500  $       14.16061069  $       84.41527569

      II. Pool Balance at the end of the Collection Period                                                      $    492,257,821.95

     III. Insurance Premium                                                                                     $         82,737.00

      IV. SPREAD ACCOUNT BALANCE
                     (A) Balance after Deposits/Withdrawals for prior Distribution Date                         $     15,429,533.60
                     (B) Balance after Deposits/Withdrawals for current Distribution Date                       $     16,092,238.79

       V. Spread Account Required Amount                                                                        $     14,767,734.66

      VI. SPREAD ACCOUNT WITHDRAWALS
                     (A) Withdrawal to make required payments under 4.03                                        $                 0
                     (B) Withdrawal to reimburse Preference Amounts (to Insurer)                                $                 0

     VII. Servicing Fee                                                                                                  428,598.16

    VIII. Owner Trustee Fees not paid by Servicer or from Available Funds                                       $                 0

      IX. Indenture Trustee Fees not paid by Servicer or from Available Funds                                   $                 0

       X. Available Funds                                                                                       $     26,004,069.42

      XI. Insured Payment (if any)                                                                              $                 0

     XII. Note Principal and Interest Carryover Shortfalls

                            Note Principal        Note Interest
                          Carryover Shortfall  Carryover Shortfall     Total
                          ----------------------------------------------------
               CLASS A-1         $       0.00          $      0.00   $    0.00
               CLASS A-2         $       0.00          $      0.00   $    0.00
               CLASS A-3         $       0.00          $      0.00   $    0.00
               CLASS A-4         $       0.00          $      0.00   $    0.00
                          ----------------------------------------------------
                 TOTAL           $       0.00          $      0.00   $    0.00

    XIII. Change in Note Principal and Interest Carryover Shortfalls from Prior Period

                        Current Distribution Date    Prior Distribution Date
                             Note Principal              Note Principal                Change in Note
                           Carryover Shortfall        Carryover Shortfall       Principal Carryover Shortfall
                        -------------------------------------------------------------------------------------
           CLASS A-1                 $       0.00              $        0.00                    $        0.00
           CLASS A-2                 $       0.00              $        0.00                    $        0.00
           CLASS A-3                 $       0.00              $        0.00                    $        0.00
           CLASS A-4                 $       0.00              $        0.00                    $        0.00
                        -------------------------------------------------------------------------------------
             TOTAL                   $       0.00              $        0.00                    $        0.00

                          Prior Distribution Date   Current Distribution Date
                              Note Interest               Note Interest                Change in Note
                           Carryover Shortfall         Carryover Shortfall      Interest Carryover Shortfall
                        -------------------------------------------------------------------------------------

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

                                                     COLLECTION PERIOD        13
SERVICER RPT DATE:  10-Nov-00                        BEGINNING:         1-Oct-00
DISTRIBUTION DATE:  15-Nov-00                        ENDING:           31-Oct-00

           CLASS A-1                $        0.00              $         0.00                  $         0.00
           CLASS A-2                $        0.00              $         0.00                  $         0.00
           CLASS A-3                $        0.00              $         0.00                  $         0.00
           CLASS A-4                $        0.00              $         0.00                  $         0.00
                        -------------------------------------------------------------------------------------
             TOTAL                  $        0.00              $         0.00                  $         0.00

      IX. Delinquency Ratio

                     A. Delinquency Statistics

                               Days                  Outstanding      Past Due
                            Delinquent   Units        Principal        Amount
                          ------------------------------------------------------
                              31- 60       1124     12,794,860.61     750,527.24
                              61- 90        168      1,872,240.83     166,299.52
                             91- 120         31        301,140.60      39,815.45
                               121+          13        121,928.28      25,062.77
                          ------------------------------------------------------
                              TOTAL       1,336     15,090,170.32     981,704.98

                     B. Delinquency Percentage

                        (1) Outstanding Principal Balance for Delinquency => 30Days                             $     15,090,170.32
                        (2) Pool Principal Balance Beginning of Collection Period                               $    514,317,786.76
                        (3) Delinquency Percentage (Line 1/Line 2)                                                             2.93%

                                                                                                   Units             Principal
                                                                                                   -----        -------------------
       X. Principal Balance of repossessed Financed Vehicles                                         193        $      1,999,545.03

      XI. Liquidation Proceeds received for Defaulted Contracts                                                 $        943,168.34

                       AUTONATION FINANCIAL SERVICES CORP.
                              OFFICER'S CERTIFICATE
                       MONTHLY DISTRIBUTION DATE STATEMENT
                          ANRC AUTO OWNER TRUST 1999-A

--------------------------------------------------------------------------------

     The undersigned Authorized Officer of AutoNation Financial Services Corp. ("ANFS"), pursuant to Section 3.08 of the Sale and Servicing Agreement, dated as of October 1, 1999 (such agreement, including the Exhibits thereto and as it may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the "Agreement") by and among ANRC Auto Owner Trust 1999-A, as Issuer, AutoNation Receivables Corporation, as Seller, AutoNation Financial Services Corp., as Servicer and Custodian, and The Chase Manhattan Bank, as Indenture Trustee does hereby certify to the best of his/her knowledge after reasonable investigation that the computations reflected in the attached statement were made in conformity with the requirements of the Agreement.

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 10TH day of November, 2000


                                             /s/ Kelley Gurvis
                                             -----------------------------------
                                             Name:  Kelley Gurvis
                                             Title: Authorized Signatory